Exhibit 99.2
tw telecom inc.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2014	December 31, 2013
	(unaudited)
	(amounts in thousands, except per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$325,875	$284,419
Investments	33,524	194,576
Receivables, less allowances of $5,893 and $6,748, respectively	105,158	107,258
Prepaid expenses and other current assets	56,906	22,545
Deferred income taxes	54,026	54,026
Total current assets	575,489	662,824
Property, plant and equipment	4,925,538	4,675,335
Less accumulated depreciation	(3,175,728)	(2,980,379)
	1,749,810	1,694,956
Deferred income taxes	69,256	96,087
Goodwill	412,694	412,694
Intangible assets, net of accumulated amortization	7,857	11,555
Other assets, net	41,208	44,344
Total assets	$2,856,314	$2,922,460
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$64,551	$38,454
Deferred revenue	50,023	48,371
Accrued taxes, franchise and other fees	54,458	55,043
Accrued interest	30,481	21,606
Accrued payroll and benefits	58,916	52,604
Accrued carrier costs	4,589	25,507
Current portion debt and capital lease obligations, net	8,226	32,470
Other current liabilities	26,696	35,241
Total current liabilities	297,940	309,296
Long-term debt and capital lease obligations, net	1,915,790	1,916,775
Long-term deferred revenue	18,857	20,046
Other long-term liabilities	46,375	40,274
Commitments and contingencies (Note 8)
Stockholders’ equity:
Preferred stock, $0.01 par value, 20,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 439,800 shares authorized, 153,760 shares issued	1,538	1,538
Additional paid-in capital	1,709,927	1,701,356
Treasury stock, 15,647 and 12,593 shares, at cost, respectively	(453,305)	(357,974)
Accumulated deficit	(680,916)	(708,979)
Accumulated other comprehensive income	108	128
Total stockholders’ equity	577,352	636,069
Total liabilities and stockholders’ equity	$2,856,314	$2,922,460
See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(amounts in thousands, except per share amounts)
Revenue:
Data and Internet services	$261,321	$226,548	$758,023	$658,332
Voice services	77,684	77,267	232,964	229,734
Network services	54,857	61,574	169,891	190,608
Service revenue	393,862	365,389	1,160,878	1,078,674
Taxes and fees	24,601	20,500	72,765	61,716
Intercarrier compensation	6,202	7,301	19,018	23,492
Total revenue	424,665	393,190	1,252,661	1,163,882
Costs and expenses (a):
Operating (exclusive of depreciation, amortization and accretion shown separately below)	182,673	164,254	538,103	489,467
Selling, general and administrative	108,195	103,438	323,640	293,438
Depreciation, amortization and accretion	84,924	78,566	251,565	228,613
Total costs and expenses	375,792	346,258	1,113,308	1,011,518
Operating income	48,873	46,932	139,353	152,364
Interest expense	(25,055)	(21,525)	(75,576)	(71,409)
Debt extinguishment costs	—	(38,915)	(1,282)	(39,314)
Interest income	121	98	378	548
Income (loss) before income taxes	23,939	(13,410)	62,873	42,189
Income tax expense (benefit)	11,007	(3,976)	29,001	21,132
Net income (loss)	$12,932	$(9,434)	$33,872	$21,057
Earnings (loss) per share:
Basic	$0.09	$(0.07)	$0.24	$0.14
Diluted	$0.09	$(0.07)	$0.24	$0.14
Weighted average shares outstanding:
Basic	136,475	142,920	136,969	146,351
Diluted	138,564	142,920	139,114	149,334

(a) Includes non-cash stock-based employee compensation expense (Note 7):

Operating	$567	$528	$1,651	$1,656
Selling, general and administrative	$8,177	$12,475	$25,131	$29,223

See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(amounts in thousands)
Net income (loss)	$12,932	$(9,434)	$33,872	$21,057
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	(50)	85	(20)	65
Other comprehensive income (loss), net of tax	(50)	85	(20)	65
Comprehensive income (loss)	$12,882	$(9,349)	$33,852	$21,122

See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
	(amounts in thousands)
Cash flows from operating activities:
Net income	$33,872	$21,057
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	251,565	228,613
Deferred income taxes	27,783	20,103
Stock-based compensation expense	26,782	30,879
Loss on debt extinguishment	1,282	39,314
Amortization of discount on debt and deferred debt issue costs	4,811	9,107
Changes in operating assets and liabilities:
Receivables, prepaid expenses and other assets	(862)	(8,737)
Accounts payable, deferred revenue and other liabilities	1,497	(9,870)
Net cash provided by operating activities	346,730	330,466
Cash flows from investing activities:
Capital expenditures	(297,936)	(285,059)
Purchases of investments	(109,275)	(207,209)
Proceeds from sale of investments	238,993	215,291
Other investing activities, net	13,070	(2,555)
Net cash used in investing activities	(155,148)	(279,532)
Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	11,425	59,729
Taxes paid related to net share settlement of equity awards	(19,151)	(20,830)
Purchases of treasury stock	(112,564)	(306,011)
Excess tax benefits from stock-based compensation	1,126	693
Proceeds from modification of debt, net of financing costs	—	49,684
Proceeds from issuance of debt, net of financing costs	—	766,155
Retirement of debt obligations	(24,418)	(991,978)
Payment of debt and capital lease obligations	(6,544)	(3,767)
Net cash used in financing activities	(150,126)	(446,325)
Increase (decrease) in cash and cash equivalents	41,456	(395,391)
Cash and cash equivalents at beginning of period	284,419	806,728
Cash and cash equivalents at end of period	$325,875	$411,337
Supplemental disclosures of cash flow information:
Cash paid for interest	$62,699	$65,792
Cash paid for income taxes, net of refunds	$2,329	$4,529
Cash paid for debt extinguishment costs	$939	$32,662
Non-cash investing & financing activities:
Addition of capital lease obligations	$3,795	$8,789
See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
Nine Months Ended September 30, 2014
(Unaudited)

	Common Stock		Treasury Stock		Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income	Total stockholders’ equity
	Shares	Amount	Shares	Amount
	(amounts in thousands)
Balance at December 31, 2013	153,760	$1,538	(12,593)	$(357,974)	$1,701,356	$(708,979)	$128	$636,069
Net income	—	—	—	—	—	33,872	—	33,872
Other comprehensive loss, net of tax	—	—	—	—	—	—	(20)	(20)
Excess tax benefits from stock-based compensation, net	—	—	—	—	939	—	—	939
Purchases of treasury stock	—	—	(3,674)	(112,564)	—	—	—	(112,564)
Exercise of stock options net of (withholdings) to satisfy employee tax obligations upon vesting of stock awards	—	—	701	20,115	(23,947)	(3,894)	—	(7,726)
Stock-based compensation	—	—	(81)	(2,882)	31,579	(1,915)	—	26,782
Balance at September 30, 2014	153,760	$1,538	(15,647)	$(453,305)	$1,709,927	$(680,916)	$108	$577,352
See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
1. Organization and Summary of Significant Accounting Policies
Description of Business and Capital Structure
tw telecom inc. (together with its wholly-owned subsidiaries, the “Company”) is a leading national provider of managed network services, specializing in business Ethernet, data networking, converged, Internet Protocol ("IP") based virtual private network or "IP VPN", Internet access, voice, including voice over Internet Protocol or “VoIP”, and network security services to enterprise organizations, including public sector entities, and carriers throughout the United States, including their global locations.
The Company has one class of common stock outstanding with one vote per share. The Company also is authorized to issue shares of preferred stock. The Company’s Board of Directors has the authority to establish voting powers, preferences and special rights for the preferred stock. No shares of preferred stock have been issued.
See Note 2, "Recent Developments", for information regarding the Agreement and Plan of Merger with Level 3 Communications, Inc. ("Level 3").
Basis of Presentation
The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) for quarterly reports on Form 10-Q and do not include all of the information and note disclosures required by U.S. generally accepted accounting principles (“U.S. GAAP”) for complete financial statements. These condensed consolidated financial statements should therefore be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC. The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with U.S. GAAP and include all adjustments of a normal, recurring nature that are, in the opinion of management, necessary to present fairly the financial position and results of operations for the interim periods presented. The results of operations for an interim period are not necessarily indicative of the results of operations for a full fiscal year.
Prior Year Reclassifications
Beginning January 1, 2014, the Company is reporting revenue from taxes and fees in a separate line item on the condensed consolidated statements of operations and is reporting revenue from dedicated high capacity Ethernet services in data and Internet services rather than network services. These reclassifications have been made in the prior year condensed consolidated statement of operations to conform to the current year presentation. Neither of these changes affects total revenue for the current period or prior periods. The following table provides revenue as currently reported and previously reported for the three and nine months ended September 30, 2013:

	Three Months Ended September 30, 2013		Nine Months Ended September 30, 2013
	As Currently Reported	As Previously Reported	As Currently Reported	As Previously Reported
	(amounts in thousands)
Revenue:
Data and Internet services	$226,548	215,876	658,332	627,592
Voice services	77,267	93,913	229,734	279,348
Network services	61,574	76,100	190,608	233,450
Service revenue	365,389	385,889	1,078,674	1,140,390
Taxes and fees	20,500	—	61,716	—
Intercarrier compensation	7,301	7,301	23,492	23,492
Total revenue	$393,190	$393,190	$1,163,882	$1,163,882

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Accumulated Other Comprehensive Income
The balance in accumulated other comprehensive income as of September 30, 2014 and December 31, 2013 relates to the Company's investments that are classified as available-for-sale securities. The Company recognized no material changes in accumulated other comprehensive income for the three and nine months ended September 30, 2014 or 2013. There were no significant items reclassified out of accumulated other comprehensive income for the three and nine months ended September 30, 2014 or 2013.
Revenue
The Company’s revenue is derived primarily from business communications services comprised of the following:

•
Data and Internet services include services that enable customers to connect their internal computer networks between locations and to access external networks, including Internet access and data transport at high speeds using Ethernet protocol, local and wide-area business Ethernet and IP VPN solutions, including service enhancements that provide customers with more visibility and control over their Ethernet services, which we refer to as the "Intelligent Network". Data and Internet services also include a portfolio of managed services including the data and Internet components of converged services, which fully integrates a combination of certain communication applications including IP VPN, Internet, enterprise Session Initiation Protocol ("SIP") trunking (a VoIP solution), security and managed router service into a single managed IP solution; and the data and Internet components of integrated services, which enable customers to purchase a full array of access options that include Internet services.

•
Voice services are traditional voice capabilities, whether provided over Time Division Multiplexing ("TDM") or VoIP, including those provided as standalone and bundled services, long distance and toll free services. Voice services also include the voice components of managed and integrated services.

•
Network services are point-to-point services that transmit voice, data and images using state-of-the-art fiber optics, and collocation services that provide secure space with controlled climate and power where customers can locate their equipment to connect to the Company’s network in facilities equipped for enterprise information technology environmental requirements.

The Company also generates revenue from intercarrier compensation, which is comprised of switched access services and reciprocal compensation. Switched access represents the compensation from another carrier for the delivery of traffic from a long distance carrier’s point of presence to an end-user’s premises provided through the Company’s switching facilities. The Federal Communications Commission ("FCC") and state public utility commissions regulate switched access rates in their respective jurisdictions. Reciprocal compensation represents compensation from local exchange carriers (“LECs”) for local exchange traffic originated on another LEC’s facilities and terminated on the Company’s facilities.
The Company classifies taxes and fees billed to customers and remitted to government authorities on a gross versus net basis in revenue and expense. In making this determination, the Company assesses, among other things, whether the Company is the primary obligor or principal taxpayer for the taxes and fees assessed in each jurisdiction where the Company does business. In jurisdictions where the Company determines that it is the principal taxpayer, the Company records the taxes and fees on a gross basis, including the taxes and fees in revenue and expense. In jurisdictions where the Company determines that it is merely a collection agent for the government authority, the Company records the taxes on a net basis. The total amount of such taxes and fees classified as revenue is included in "Taxes and fees" on the Company's condensed consolidated statements of operations.
The Company’s customers include enterprise organizations in a wide variety of industry segments including, among others, the financial services, technology and scientific, health care, distribution, manufacturing and professional services industries, data centers, cloud application providers, public sector entities, system integrators and communications service providers, including incumbent local exchange carriers ("ILECs"), competitive local exchange carriers ("CLECs"), wireless communications companies and cable companies.
Revenue for network, data and Internet, and the majority of voice services is generally billed in advance on a monthly fixed rate basis and recognized over the period the services are provided. Revenue for the majority of intercarrier compensation tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

and certain components of voice services, such as long distance, is generally billed on a transactional basis in arrears based on a customer’s actual usage; therefore, estimates are used to recognize revenue in the period earned.
The Company evaluates whether receivables are reasonably assured of collection based on certain factors, including the likelihood of billing being disputed by customers. If there is a billing dispute with a customer, revenue generally is not recognized until the dispute is resolved. The Company does not recognize revenue associated with contract termination charges until cash is received.
Significant Customers
The Company has substantial business relationships with a few large customers, including major telecommunications carriers. The Company’s 10 largest customers accounted for an aggregate of 17% and 18% of the Company’s total revenue for the nine months ended September 30, 2014 and 2013, respectively. No customer accounted for 5% or more of total revenue for the nine months ended September 30, 2014 or 2013.
Recently Issued Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board issued an accounting standards update that establishes a comprehensive new revenue recognition model designed to depict the transfer of goods or services to customers in an amount that reflects the consideration the entity expects to receive in exchange for those goods or services. The new standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016 and must be adopted using either a full retrospective approach for all periods presented in the period of adoption or a modified retrospective approach. The Company is currently evaluating the impact of this new standard on its consolidated financial statements as well as the transition method the Company intends to use.

2. Recent Developments

Level 3 Merger
On June 15, 2014, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Level 3 Communications, Inc. ("Level 3") and certain of its subsidiaries. On October 31, 2014, pursuant to the terms of the Merger Agreement, a wholly owned subsidiary of Level 3 merged with and into the Company and the Company became a wholly owned subsidiary of Level 3 (the "Merger"). Following the Merger, the surviving corporation merged with and into another wholly owned subsidiary of Level 3 (the "Subsequent Merger") and was renamed "tw telecom llc." Under the terms of the Merger Agreement, each issued and outstanding share of common stock of the Company was converted into the right to receive 0.7 shares of Level 3's common stock and $10 in cash (the "Merger Consideration"). Additionally, the (i) issued and outstanding options to purchase the Company's common stock, were canceled in exchange for Merger Consideration, as adjusted to reflect the exercise price of each such outstanding option and (ii) issued and outstanding restricted stock and restricted stock units covering the Company's common stock were exchanged for Merger Consideration. Based on the closing price of Level 3's common stock on October 31, 2014 as reported on the New York Stock Exchange, the aggregate value of the Merger Consideration paid or payable to former holders of the Company's common stock is approximately $6 billion.
In connection with the consummation of the Merger, tw telecom holdings inc. ("Holdings") became a subsidiary of Level 3 . Concurrently with the consummation of the Merger, Holdings called for redemption all of Holdings' outstanding 5 3/8% Senior Notes due 2022 in aggregate principal amount of $930 million and 6 3/8% Senior Notes due 2023 in aggregate principal amount of $350 million (collectively the "Senior Notes"). Holdings deposited sufficient cash with the trustee to redeem Holdings outstanding principal amount of Senior Notes, accrued interest and premiums up to the respective redemption date of November 30, 2014 and December 2, 2014 and discharged the indentures. On October 31, 2014, the Company repaid the Company's outstanding $513.5 million Term Loan B and terminated the undrawn $100 million Revolving Credit Facility.

3. Earnings (Loss) per Common Share and Potential Common Share
Basic earnings (loss) per common share (“EPS”) is measured as the income or loss allocated to common stockholders divided by the weighted average outstanding common shares for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (such as convertible securities and stock options) as if they had been converted to shares at the beginning of the period presented. Potential common shares that have an anti-dilutive effect (e.g., those that increase income per share) are excluded from diluted EPS.
The following is a reconciliation of the numerators and denominators used in the basic and diluted EPS computations:

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(amounts in thousands, except per share amounts)
Numerator
Net income (loss)	$12,932	$(9,434)	$33,872	$21,057
Allocation of net income to unvested restricted stock	(230)	—	(609)	(407)
Net income (loss) allocated to common stockholders, basic	$12,702	$(9,434)	$33,263	$20,650
Net income (loss) allocated to common stockholders, diluted	$12,702	$(9,434)	$33,263	$20,650
Denominator
Basic weighted average shares outstanding	136,475	142,920	136,969	146,351
Dilutive potential common shares:
Stock options	235	—	306	1,036
Unvested restricted stock	1,854	—	1,839	1,947
Diluted weighted average shares outstanding	138,564	142,920	139,114	149,334
Basic earnings (loss) per share	$0.09	$(0.07)	$0.24	$0.14
Diluted earnings (loss) per share	$0.09	$(0.07)	$0.24	$0.14

There were no anti-dilutive shares for the three and nine months ended September 30, 2014. Options to purchase shares of the Company's common stock and restricted stock awards and restricted stock units to be settled in common stock upon vesting, which were excluded from the computation of diluted weighted average shares outstanding because their inclusion would be anti-dilutive, totaled 5.3 million shares for the three months ended September 30, 2013. There were no anti-dilutive shares for the nine months ended September 30, 2013.
4. Investments
The Company’s investments at September 30, 2014 and December 31, 2013 are summarized as follows:

	September 30, 2014	December 31, 2013
	(amounts in thousands)
Cash equivalents:
U.S. Treasury money market mutual funds	$24,548	$28,845
Commercial paper	—	1,335
Total cash equivalents	$24,548	$30,180
Investments:
Debt securities issued by the U.S. Treasury	$19,525	$69,628
Commercial paper	8,999	75,460
Debt securities issued by U.S. Government agencies	5,000	49,488
Total investments	$33,524	$194,576
Total cash equivalents and investments	$58,072	$224,756
At September 30, 2014 and December 31, 2013, the carrying values of investments included in cash and cash equivalents approximated fair value. The aggregate fair value of available-for-sale securities by major security type is included in Note 6. The amortized cost basis of the available-for-sale securities was not materially different from the aggregate fair value. The contractual maturities of the Company’s available-for-sale securities are all within one year.
Proceeds from the sale and maturity of available-for-sale securities were $109.5 million and $90.3 million during the three months ended September 30, 2014 and 2013, respectively, and $239.0 million and $215.3 million during the nine months ended September 30, 2014 and 2013, respectively. Gains and losses on investments are calculated using the specific tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

identification method and are recognized during the period the investment is sold. The Company recognized no material unrealized or realized net gains or losses during the three and nine months ended September 30, 2014 and 2013.

5. Long-Term Debt and Capital Lease Obligations
The components of long-term debt and capital lease obligations at September 30, 2014 and December 31, 2013 were as follows:

	Date of					Outstanding Balance as of
	Issuance / Amendment	Maturity	Interest Payments	Interest Rate	Original Principal	September 30, 2014	December 31, 2013
					(amounts in thousands)
Term Loan B	Apr 2013	Apr 2020	At least quarterly	Eurodollar rate + 2.50%	$520,000	$513,500	$517,400
8% Senior Notes	Mar 2010	Mar 2018	Mar/Sept	8%	430,000	—	23,479
5 3/8% Senior Notes	Oct 2012	Oct 2022	Apr/Oct	5 3/8%	480,000	480,000	480,000
5 3/8% Senior Notes	Aug 2013	Oct 2022	Apr/Oct	5 3/8%	450,000	450,000	450,000
6 3/8% Senior Notes	Aug 2013	Sept 2023	Mar/Sept	6 3/8%	350,000	350,000	350,000
Capital lease obligations						147,437	147,046
Total obligations						1,940,937	1,967,925
Unamortized discounts						(16,921)	(18,680)
Current portion						(8,226)	(32,470)
Total long-term debt and capital lease obligations						$1,915,790	$1,916,775

8% Senior Notes due 2018
As of December 31, 2013, tw telecom holdings inc. ("Holdings") had outstanding $23.5 million aggregate principal amount of 8% Senior Notes due 2018 (the "2018 Notes"). During the three months ended March 31, 2014, Holdings redeemed all remaining outstanding 2018 Notes at a redemption price of 104% of the principal amount. During the three months ended March 31, 2014, the Company recognized debt extinguishment costs of $1.3 million, comprised of $0.9 million for premiums associated with the redemption and $0.4 million for write-offs of unamortized deferred debt issuance costs and issuance discount related to the 2018 Notes.
Covenant Compliance
As of September 30, 2014, tw telecom inc. and its wholly-owned subsidiary, Holdings, were in compliance with all of their debt covenants.
Subsequent Events
See Note 2 for a discussion of subsequent events related to debt.

6. Fair Value Measurements
Fair value, as defined by relevant accounting standards, is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would complete a transaction and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of nonperformance.

Fair Value Hierarchy
Relevant accounting standards set forth a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Relevant accounting standards establish three levels of inputs that may be used to measure fair value:

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

•
Level 1—Quoted prices in active markets for identical assets or liabilities. Level 1 assets that are measured at fair value on a recurring basis consist of the Company’s investments in U.S. Treasury money market mutual funds that are traded in an active market with sufficient volume and frequency of transactions, and are included as a component of cash and cash equivalents in the condensed consolidated balance sheets.

•
Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets that are measured at fair value on a recurring basis consist of the Company’s investments in commercial paper and debt securities issued by the U.S. Treasury and other U.S. government agencies using observable inputs in less active markets and are included as a component of cash and cash equivalents and investments in the condensed consolidated balance sheets. Level 2 liabilities that are measured, but not carried, at fair value on a recurring basis include the Company’s long-term debt. The Company’s long-term debt has not been listed on any securities exchange or quoted on an inter-dealer automated quotation system. The Company has estimated the fair value of its long-term debt based on indicative pricing published by certain investment banks or trading levels in its long-term debt.

•
Level 3—Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities. The Company did not have any Level 3 assets or liabilities that were measured at fair value at September 30, 2014 and December 31, 2013.

The following tables reflect assets that are measured and carried at fair value on a recurring basis at September 30, 2014 and December 31, 2013:

	Fair Value Measurements At September 30, 2014			Assets at Fair Value
	Level 1	Level 2	Level 3
	(amounts in thousands)
Assets
U.S. Treasury money market mutual funds	$24,548	$—	$—	$24,548
Commercial paper	—	—	—	—
Investments included in cash and cash equivalents	$24,548	$—	$—	$24,548
Debt securities issued by the U.S. Treasury	—	19,525	—	19,525
Commercial paper	—	8,999	—	8,999
Debt securities issued by U.S. Government agencies	—	5,000	—	5,000
Short-term investments	$—	$33,524	$—	$33,524
Total assets	$24,548	$33,524	$—	$58,072

	Fair Value Measurements At December 31, 2013			Assets at Fair Value
	Level 1	Level 2	Level 3
	(amounts in thousands)
Assets
U.S. Treasury money market mutual funds	$28,845	$—	$—	$28,845
Commercial paper	—	1,335	—	1,335
Investments included in cash and cash equivalents	$28,845	$1,335	$—	$30,180
Commercial paper	—	75,460	—	75,460
Debt securities issued by the U.S. Treasury	—	69,628	—	69,628
Debt securities issued by U.S. Government agencies	—	49,488	—	49,488
Short-term investments	$—	$194,576	$—	$194,576
Total assets	$28,845	$195,911	$—	$224,756
The following table summarizes the carrying amounts and estimated fair values of the Company’s long-term debt, including the current portion, at September 30, 2014 and December 31, 2013:

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	September 30, 2014		December 31, 2013
	Carrying Value	Fair Value Level 2	Carrying Value	Fair Value Level 2
	(amounts in thousands)
Term Loan B, net of discount	$511,441	$513,500	$515,063	$519,987
8% Senior Notes, net of discount	—	—	23,392	24,594
5 3/8% Senior Notes, issued October 2012	480,000	519,600	480,000	474,000
5 3/8% Senior Notes, net of discount, issued August 2013	435,138	487,125	433,744	444,375
6 3/8% Senior Notes	350,000	393,750	350,000	364,000
Total debt	$1,776,579	$1,913,975	$1,802,199	$1,826,956

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

7. Stock-Based Compensation
During the nine months ended September 30, 2014, the Company granted restricted stock awards and restricted stock units with respect to 1.4 million shares and no stock options. As of September 30, 2014, the Company had 3.7 million restricted stock awards and restricted stock units that were unvested and 0.3 million stock options outstanding and exercisable.
As of September 30, 2014, there was $68.2 million of total unrecognized compensation expense related to unvested restricted stock awards and restricted stock units, which was originally expected to be recognized over a weighted-average period of 2.2 years, and no unrecognized compensation expense related to unvested stock options.
Subsequent Event
In connection with the consummation of the Merger on October 31, 2014, 3.7 million unvested restricted stock awards and units became fully vested and the associated expense was fully recognized in October 2014.

8. Commitments and Contingencies
Management routinely reviews the Company’s exposure to liabilities incurred in the normal course of its business operations. Where a probable contingency exists and the amount of the loss can be reasonably estimated, the Company records the estimated liability. Considerable judgment is required in analyzing and recording such liabilities and actual results may vary from the estimates.
Following the announcement of the execution of the Merger Agreement, three putative shareholder class action complaints (the "Class Action Complaints"), were filed in the Court of Chancery of the State of Delaware against the Company, its Board of Directors, Level 3, and certain subsidiaries of Level 3, challenging the proposed Level 3 merger: Veneros v. tw telecom, et al., Case No. 9835 (filed on or about June 27, 2014), Litman v. tw telecom, et al., Case No. 9838 (filed on or about June 27, 2014), and Carter v. tw telecom, et al., Case No. 9845 (filed on or about June 30, 2014).
The Class Action Complaints generally allege, among other things, that the individual members of the Company's Board of Directors breached their fiduciary duties owed to the public shareholders of the Company by approving its entry into the Merger Agreement and failing to take steps to maximize the value of the Company to its public shareholders, and that the Company, Level 3, and certain of Level 3's subsidiaries, aided and abetted such breaches of fiduciary duties. In addition, the Class Action Complaints allege, among other things, that the proposal regarding the Level 3 merger undervalues the Company, that the process leading up to the Merger Agreement was flawed, and that certain provisions of the Merger Agreement improperly favor Level 3 and impede a potential alternative transaction. The Class Action Complaints generally seek, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed Level 3 merger, and other forms of equitable relief.
On July 23, 2014, the Court of Chancery consolidated the Class Action Complaints and appointed lead plaintiffs and lead counsel for the consolidated action. On August 6, 2014, lead counsel filed a consolidated amended complaint, which in addition to reiterating the allegations generally made in the Class Action Complaints, also alleges that the joint proxy and registration statement filed by the Company and Level 3 on July 18, 2014 failed to disclose material information relating to the proposed transaction.
On September 16, 2014, the parties in the consolidated action entered into a memorandum of understanding providing for the settlement of the Class Action Complaints. The proposed settlement is subject to court approval, among other conditions. The Company expects the Court of Chancery to consider the approval of the proposed settlement following the closing of the Level 3 merger.
The Company’s other pending legal proceedings are limited to litigation incidental to its business. In the opinion of management, the ultimate resolution of these matters are not expected to have a material adverse effect on the Company’s financial statements.
9. Supplemental Guarantor Information
The $480 million principal amount 5 3/8% Senior Notes due 2022 (the "2022 Notes"), $450 million principal amount 5 3/8% Senior Notes due 2022 (the "2022 Mirror Notes") and $350 million principal amount 6 3/8% Senior Notes due 2023 (the "2023 Notes") (collectively, the "Senior Notes") are unsecured obligations of Holdings ("Issuer") and are fully and unconditionally guaranteed by the Company (“Parent Guarantor”) and substantially all of the Issuer’s subsidiaries (“Combined tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Subsidiary Guarantors”). The guarantees are joint and several. The Combined Subsidiary Guarantors are directly or indirectly wholly owned by the Issuer, which is wholly owned by the Parent Guarantor. A significant amount of the Issuer’s cash flow is generated by the Combined Subsidiary Guarantors. As a result, funds necessary to meet the Issuer’s debt service obligations are provided in large part by distributions or advances from the Combined Subsidiary Guarantors. The Senior Notes are governed by indentures that contain certain restrictive covenants. These restrictions affect, and in many respects limit or prohibit, among other things, the ability of the Parent Guarantor, the Issuer and its subsidiaries to incur indebtedness, make prepayments of certain indebtedness, pay dividends, make investments, engage in transactions with stockholders and affiliates, issue capital stock of subsidiaries, create liens, sell assets and engage in mergers and consolidations.
The following information sets forth the Company’s Condensed Consolidating Balance Sheets as of September 30, 2014 and December 31, 2013, Condensed Consolidating Statements of Operations for the three and nine months ended September 30, 2014 and 2013, Condensed Consolidating Statements of Comprehensive Income for the three and nine months ended September 30, 2014 and 2013, and Condensed Consolidating Statements of Cash Flows for the nine months ended September 30, 2014 and 2013.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING BALANCE SHEET
September 30, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$24,548	$301,327	$—	$—	$325,875
Investments	—	33,524	—	—	33,524
Receivables, net	—	—	105,158	—	105,158
Prepaid expenses and other current assets	—	46,946	9,960	—	56,906
Deferred income taxes	—	54,006	20	—	54,026
Intercompany receivable	812,998	1,539,379	—	(2,352,377)	—
Total current assets	837,546	1,975,182	115,138	(2,352,377)	575,489
Property, plant and equipment, net	—	88,118	1,661,692	—	1,749,810
Deferred income taxes	—	68,772	484	—	69,256
Goodwill	—	—	412,694	—	412,694
Intangible and other assets, net	—	33,440	15,625	—	49,065
Total assets	$837,546	$2,165,512	$2,205,633	$(2,352,377)	$2,856,314
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$—	$9,440	$55,111	$—	$64,551
Current portion debt and capital lease obligations	—	5,106	3,120	—	8,226
Other current liabilities	—	86,132	139,031	—	225,163
Intercompany payable	—	—	2,352,377	(2,352,377)	—
Total current liabilities	—	100,678	2,549,639	(2,352,377)	297,940
Losses in subsidiary in excess of investment	261,164	808,267	—	(1,069,431)	—
Long-term debt and capital lease obligations, net	—	1,771,379	144,411	—	1,915,790
Long-term deferred revenue	—	—	18,857	—	18,857
Other long-term liabilities	—	12,735	33,640	—	46,375
Stockholders’ equity (deficit)	576,382	(527,547)	(540,914)	1,069,431	577,352
Total liabilities and stockholders’ equity (deficit)	$837,546	$2,165,512	$2,205,633	$(2,352,377)	$2,856,314

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2013

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$24,546	$259,873	$—	$—	$284,419
Investments	—	194,576	—	—	194,576
Receivables, net	—	—	107,258	—	107,258
Prepaid expenses and other current assets	—	14,434	8,111	—	22,545
Deferred income taxes	—	54,006	20	—	54,026
Intercompany receivable	917,932	1,475,298	—	(2,393,230)	—
Total current assets	942,478	1,998,187	115,389	(2,393,230)	662,824
Property, plant and equipment, net	—	75,142	1,619,814	—	1,694,956
Deferred income taxes	—	95,603	484	—	96,087
Goodwill	—	—	412,694	—	412,694
Intangible and other assets, net	—	36,001	19,898	—	55,899
Total assets	$942,478	$2,204,933	$2,168,279	$(2,393,230)	$2,922,460
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$—	$8,298	$30,156	$—	$38,454
Current portion debt and capital lease obligations, net	—	29,008	3,462	—	32,470
Other current liabilities	—	87,333	151,039	—	238,372
Intercompany payable	—	—	2,393,230	(2,393,230)	—
Total current liabilities	—	124,639	2,577,887	(2,393,230)	309,296
Losses in subsidiary in excess of investment	306,440	858,499	—	(1,164,939)	—
Long-term debt and capital lease obligations, net	—	1,773,607	143,168	—	1,916,775
Long-term deferred revenue	—	—	20,046	—	20,046
Other long-term liabilities	—	10,526	29,748	—	40,274
Stockholders’ equity (deficit)	636,038	(562,338)	(602,570)	1,164,939	636,069
Total liabilities and stockholders’ equity (deficit)	$942,478	$2,204,933	$2,168,279	$(2,393,230)	$2,922,460

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Three Months Ended September 30, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Total revenue	$—	$—	$424,665	$—	$424,665
Costs and expenses:
Operating, selling, general and administrative	—	72,980	217,888	—	290,868
Depreciation, amortization and accretion	—	9,109	75,815	—	84,924
Corporate expense allocation	—	(82,089)	82,089	—	—
Total costs and expenses	—	—	375,792	—	375,792
Operating income	—	—	48,873	—	48,873
Interest expense, net	—	(20,201)	(4,733)	—	(24,934)
Interest expense allocation	—	20,201	(20,201)	—	—
Income before income taxes and equity in undistributed earnings of subsidiaries	—	—	23,939	—	23,939
Income tax expense	—	10,530	477	—	11,007
Net income (loss) before equity in undistributed earnings of subsidiaries	—	(10,530)	23,462	—	12,932
Equity in undistributed earnings of subsidiaries	12,932	23,462	—	(36,394)	—
Net income	$12,932	$12,932	$23,462	$(36,394)	$12,932

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Three Months Ended September 30, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Total revenue	$—	$—	$393,190	$—	$393,190
Costs and expenses:
Operating, selling, general and administrative	—	71,869	195,823	—	267,692
Depreciation, amortization and accretion	—	7,285	71,281	—	78,566
Corporate expense allocation	—	(79,154)	79,154	—	—
Total costs and expenses	—	—	346,258	—	346,258
Operating income	—	—	46,932	—	46,932
Interest expense, net	(12)	(18,231)	(3,184)	—	(21,427)
Debt extinguishment costs	—	(38,915)	—	—	(38,915)
Interest expense allocation	12	57,146	(57,158)	—	—
Income (loss) before income taxes and equity in undistributed earnings of subsidiaries	—	—	(13,410)	—	(13,410)
Income tax expense (benefit)	—	(4,187)	211	—	(3,976)
Net income (loss) before equity in undistributed earnings of subsidiaries	—	4,187	(13,621)	—	(9,434)
Equity in undistributed earnings (losses) of subsidiaries	(9,434)	(13,621)	—	23,055	—
Net income (loss)	$(9,434)	$(9,434)	$(13,621)	$23,055	$(9,434)

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Total revenue	$—	$—	$1,252,661	$—	$1,252,661
Costs and expenses:
Operating, selling, general and administrative	—	222,088	639,655	—	861,743
Depreciation, amortization and accretion	—	26,763	224,802	—	251,565
Corporate expense allocation	—	(248,851)	248,851	—	—
Total costs and expenses	—	—	1,113,308	—	1,113,308
Operating income	—	—	139,353	—	139,353
Interest expense, net	—	(60,741)	(14,457)	—	(75,198)
Debt extinguishment costs	—	(1,282)	—	—	(1,282)
Interest expense allocation	—	62,023	(62,023)	—	—
Income before income taxes and equity in undistributed earnings of subsidiaries	—	—	62,873	—	62,873
Income tax expense	—	27,783	1,218	—	29,001
Net income (loss) before equity in undistributed earnings of subsidiaries	—	(27,783)	61,655	—	33,872
Equity in undistributed earnings of subsidiaries	33,872	61,655	—	(95,527)	—
Net income	$33,872	$33,872	$61,655	$(95,527)	$33,872

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Total revenue	$—	$—	$1,163,882	$—	$1,163,882
Costs and expenses:
Operating, selling, general and administrative	—	203,843	579,062	—	782,905
Depreciation, amortization and accretion	—	20,571	208,042	—	228,613
Corporate expense allocation	—	(224,414)	224,414	—	—
Total costs and expenses	—	—	1,011,518	—	1,011,518
Operating income	—	—	152,364	—	152,364
Interest expense, net	(9,717)	(54,051)	(7,093)	—	(70,861)
Debt extinguishment costs	(327)	(38,987)	—	—	(39,314)
Interest expense allocation	10,044	93,038	(103,082)	—	—
Income before income taxes and equity in undistributed earnings of subsidiaries	—	—	42,189	—	42,189
Income tax expense	—	20,102	1,030	—	21,132
Net income (loss) before equity in undistributed earnings of subsidiaries	—	(20,102)	41,159	—	21,057
Equity in undistributed earnings of subsidiaries	21,057	41,159	—	(62,216)	—
Net income	$21,057	$21,057	$41,159	$(62,216)	$21,057

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
Three Months Ended September 30, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Net income	$12,932	$12,932	$23,462	$(36,394)	$12,932
Other comprehensive income, net of tax:
Unrealized gain on available-for-sale securities	(50)	(50)	—	50	(50)
Other comprehensive income, net of tax	(50)	(50)	—	50	(50)
Comprehensive income	$12,882	$12,882	$23,462	$(36,344)	$12,882

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
Three Months Ended September 30, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Net income (loss)	$(9,434)	$(9,434)	$(13,621)	$23,055	$(9,434)
Other comprehensive income, net of tax:
Unrealized gain on available-for-sale securities	85	85	—	(85)	85
Other comprehensive income, net of tax	85	85	—	(85)	85
Comprehensive income (loss)	$(9,349)	$(9,349)	$(13,621)	$22,970	$(9,349)

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
Nine Months Ended September 30, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Net income	$33,872	$33,872	$61,655	$(95,527)	$33,872
Other comprehensive income, net of tax:
Unrealized gain on available-for-sale securities	(20)	(20)	—	20	(20)
Other comprehensive income, net of tax	(20)	(20)	—	20	(20)
Comprehensive income	$33,852	$33,852	$61,655	$(95,507)	$33,852

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
Nine Months Ended September 30, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Net income	$21,057	$21,057	$41,159	$(62,216)	$21,057
Other comprehensive loss, net of tax:
Unrealized gain on available-for-sale securities	65	65	—	(65)	65
Other comprehensive income, net of tax	65	65	—	(65)	65
Comprehensive income	$21,122	$21,122	$41,159	$(62,281)	$21,122

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Nine Months Ended September 30, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Cash flows from operating activities:
Net income	$33,872	$33,872	$61,655	$(95,527)	$33,872
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	—	26,763	224,802	—	251,565
Deferred income taxes	—	27,783	—	—	27,783
Stock-based compensation expense	—	—	26,782	—	26,782
Extinguishment costs, amortization of discount on debt and deferred debt issue costs	—	(114,313)	—	—	(114,313)
Intercompany and equity investment changes	86,420	6,093	(67,634)	95,527	120,406
Changes in operating assets and liabilities	—	(1,117)	1,752	—	635
Net cash provided by (used in) operating activities	120,292	(20,919)	247,357	—	346,730
Cash flows from investing activities:
Capital expenditures	—	(39,978)	(257,958)	—	(297,936)
Purchases of investments	—	(109,275)	—	—	(109,275)
Proceeds from sale of investments	—	238,993	—	—	238,993
Other investing activities, net	—	241	12,829	—	13,070
Net cash used in investing activities	—	89,981	(245,129)	—	(155,148)
Cash flows from financing activities:
Net proceeds (tax withholdings) from issuance of common stock upon exercise of stock options and vesting of restricted stock awards and units	(7,726)	—	—	—	(7,726)
Purchases of treasury stock	(112,564)	—	—	—	(112,564)
Excess tax benefits from stock-based compensation	—	1,126	—	—	1,126
Retirement of debt obligations	—	(24,418)	—	—	(24,418)
Payment of debt and capital lease obligations	—	(4,316)	(2,228)	—	(6,544)
Net cash used in financing activities	(120,290)	(27,608)	(2,228)	—	(150,126)
Decrease in cash and cash equivalents	2	41,454	—	—	41,456
Cash and cash equivalents at beginning of period	24,546	259,873	—	—	284,419
Cash and cash equivalents at end of period	$24,548	$301,327	$—	$—	$325,875

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Nine Months Ended September 30, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Cash flows from operating activities:
Net income	$21,057	$21,057	$41,159	$(62,216)	$21,057
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	—	20,571	208,042	—	228,613
Deferred income taxes	—	20,103	—	—	20,103
Stock-based compensation expense	—	—	30,879	—	30,879
Extinguishment costs, amortization of discount on debt and deferred debt issue costs	6,244	42,177	—	—	48,421
Intercompany and equity investment changes	795,294	(866,758)	9,248	62,216	—
Changes in operating assets and liabilities	(2,219)	20,864	(37,252)	—	(18,607)
Net cash provided by (used in) operating activities	820,376	(741,986)	252,076	—	330,466
Cash flows from investing activities:
Capital expenditures	—	(36,117)	(248,942)	—	(285,059)
Purchases of investments	—	(207,209)	—	—	(207,209)
Proceeds from sale of investments	—	215,291	—	—	215,291
Other investing activities, net	—	(328)	(2,227)	—	(2,555)
Net cash used in investing activities	—	(28,363)	(251,169)	—	(279,532)
Cash flows from financing activities:
Net proceeds (tax withholdings) from issuance of common stock upon exercise of stock options and vesting of restricted stock awards and units	38,899	—	—	—	38,899
Purchases of treasury stock	(306,011)	—	—	—	(306,011)
Excess tax benefits from stock-based compensation	—	693	—	—	693
Proceeds from modification of debt, net of financing costs	—	49,684	—	—	49,684
Proceeds from issuance of debt, net of financing costs	—	766,155	—	—	766,155
Retirement of convertible debt obligations	(553,264)	(438,714)	—	—	(991,978)
Payment of debt and capital lease obligations	—	(2,860)	(907)	—	(3,767)
Net cash (used in) provided by financing activities	(820,376)	374,958	(907)	—	(446,325)
Decrease in cash and cash equivalents	—	(395,391)	—	—	(395,391)
Cash and cash equivalents at beginning of period	24,544	782,184	—	—	806,728
Cash and cash equivalents at end of period	$24,544	$386,793	$—	$—	$411,337